Exhibit 10.2
                              CONSULTING AGREEMENT

THIS AGREEMENT, dated as of June 1, 1999, is made and entered into by and between n-Vision, Inc., a Delaware corporation, (the "Company") and Christopher
J. Lewis (the "Consultant").

                               W I T N E S S E T H

WHEREAS, the Company wishes to utilize Consultant's services in connection with its business; and WHEREAS, Consultant desires to provide such services subject to the terms and conditions set forth herein. NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED AS FOLLOWS:

     1. Retention of Independent Consultant. The Company does hereby retain Consultant as an independent consultant to assist the Company on the terms and conditions hereinafter stated; and Consultant does hereby accept such retention.

     2. Services to be Provided. The parties agree, that from and after the date hereof, Consultant shall render consulting services to the Company as and when reasonably requested by the Company. These consulting services shall include, without limitation, the following services: advising the Company with respect to its operations, business, suppliers and staffing; representing the Company at trade shows and conferences; and assisting the Company with its business development, planning and the development and promotion of new products and services.

     3. Compensation. Consultant shall receive compensation during the term of this Agreement for his services rendered pursuant to this Agreement as follows:

          (A)  A  sum  of   $35,000   per  year  to  be  paid  in   semi-monthly
               installments;

          (B) Reimbursement for pre-approved tuition expenses incurred by the Consultant during the term of this Agreement; and

          (C)  Use  of  the  Company's   asset  #0070  Toshiba   Laptop  (Serial
               #29436716) during the term of the Agreement.

     4. Independent Contractors. Consultant acknowledges that he is an independent contractor and not an employee of the Company. Accordingly, Consultant acknowledges that he will not be entitled to any employee benefits which may be provided by the Company for its employees; and that amounts earned by Consultant will not be subject to FICA taxes or state or federal withholding.

     5. Intellectual Property; Non Disclosure Obligations. The parties acknowledge that Consultant has had and will have access to various trade secrets and other proprietary and confidential information which are owned by the Company and which are used in operation of the Company's business. "Trade secrets and other proprietary and confidential information" consist of, for example, and not intending to be inclusive: (i) information concerning any matters relating to the business of the Company, any of its customers, customer contacts, business prospects, business opportunities, licenses, contracts, the prices it obtains, has obtained or offers for supplies, products or services or any other information concerning the business of the Company and the Company's good will, and (ii) techniques, methodologies, software, algorithms, systems, formulae, processes, compilations of information, drawings, proposals, business plans, job notes, reports, records and specifications. Consultant shall not disclose or use in any manner, directly or indirectly, any such trade secrets and other proprietary and confidential information either during the term of this Agreement or for period of not less than two (2)

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     years  thereafter,  except as  required  in the course of the  Consultant's performance of services and work for the Company under this Agreement or as approved in writing by the President of the Company.

     6. Intellectual Property Rights. Consultant acknowledges and agrees that all right, title and interest of any kind and nature, whether known or unknown, in any trade secrets and other proprietary and confidential information and any other intellectual property, including, but not limited to, any inventions, patents, trademarks, service marks, copyrights and other properties invented, created, written, developed, furnished, produced or disclosed by Consultant, in the course of rendering services to the Company under and pursuant to this Agreement (said properties hereinafter referred to as the "Work Product") shall, as between the Company and Consultant, (a) be within the scope of Consultant's engagement, and (b) be and remain always the sole and exclusive property of the Company for any and all purposes and uses, and Consultant shall have no right, title, or interest of any kind or nature in or to such property, or in or to any results and/or proceeds of such property. Consultant agrees to disclose all discoveries, improvements and inventions conceived, made or developed in the course of his employment promptly and fully to the Company and to execute any and all documents deemed necessary by the Company to secure fully to the Company the Work Product, including, without limitation, patent and/or copyright assignments and to cooperate with the Company in any subsequent actions deemed necessary by the Company to perfect its interest in the Work Product. Consultant agrees that he will not create or permit any security interest, lien or other encumbrance upon the Work Product or any materials furnished by the Company to Consultant in the course of Consultant's employment.

     7. Non-Compete; Non-Solicitation. In consideration for the compensation provided herein, Consultant agrees, while he is providing services to the Company, and for a period of two (2) years thereafter, not to directly or indirectly, either alone or in partnership or jointly or in conjunction with any person or persons, firm, association, company, corporation or other entity as principal, agent, employee, director, shareholder or in any other manner whatsoever (i) carry on or be engaged in the business of the production, manufacture, sale and marketing of video conferencing technology and related data communication systems and installations, and/or
     (ii) solicit business from, or sell to, any of the customers of the Company. Nothing herein shall prohibit Consultant from owning not more than five percent (5%) of the outstanding stock of any class of an entity described herein which is publicly traded, so long as Consultant has no active participation in the business of such entity. Consultant further agrees that during the Non-Compete Period, he will not directly or indirectly offer employment to or hire any person who is currently or was within the last year employed by the Company, or is or will be employed by the Company, except with prior written consent of the Company.

     8. Specific Performance; Severability. It is specifically understood and agreed that any breach of the provisions set forth in Sections 5, 6 and 7 by Consultant is likely to result in irreparable injury to the Company, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Company shall be entitled to enforce the specific performance of this Agreement by Consultant through both temporary and permanent injunctive relief, and through any other appropriate equitable relief, without the necessity of showing or proving actual damages. In case any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, including without limitation geographic scope, duration or functional coverage, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Agreement.

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     9. Term of Contract.  The initial term of this Agreement  shall be from the date of this Agreement until June 1, 2000. This agreement shall be automatically renewed for an additional one-year term, unless either Consultant or the Company gives contrary written notice to the other party hereto not less than 15 days before the scheduled expiration of the term of this Agreement. Each term and all such renewed terms are collectively referred to herein as the term of this Agreement.

     10. Governing Law. This Agreement shall be governed by the law of the State of Delaware, and each party consents to jurisdiction and venue regarding any dispute arising out of or related to this Agreement being vested in the Federal and State Courts of Delaware.

     11. Binding Effect. This Agreement shall be binding upon the parties hereto and their respective heirs, person representatives and successors.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first set forth above.




n-VISION, INC.                                       CONSULTANT

/s/Claude H. Rumsey, Jr.                             /s/ Christopher J. Lewis
------------------------                             -------------------------
By: Claude H. Rumsey, Jr.                            Christopher J. Lewis
Title: President

Dated:  June 1, 1999                                 Dated:  June 1, 1999


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